Cascade Corporation Leading the world in quality attachments for industrial vehicles Exhibit 99.1

Products:  Lift truck attachments for lift trucks and
construction vehicles
Headquarters: Fairview, Oregon
Employees: Approximately 1,700
Revenue (TTM): $380 million
Gross Profit (TTM): $112 million (29%)
Operating Profit (TTM): $38 million* (10%)
Net Income: $3 million*
Debt to Equity (as of 10/31/10): 0.23
Cascade Corporation (NYSE:  CASC)
Headquarters in Fairview, Oregon
Note:  Financial data is for trailing twelve months ended October 31, 2010.
* (Excludes European restructuring costs)

Global Locations
North America
– Fairview, Oregon *
– Springfield, Ohio *
– Findlay, Ohio *
– Warner Robins, Georgia *
– Woodinville, Washington *
– San Juan Capistrano, California *
– Guelph, Canada *
– Mississauga, Canada *
Europe
– Ancenis, France
– Almere, The Netherlands
– Vaggeryd, Sweden
– Vantaa, Finland
– Hagen, Germany
– Barcelona, Spain
– Verona, Italy *
– Brescia, Italy *
– Manchester, England *
Asia Pacific
– Inchon, Korea
– Osaka, Japan
– Brisbane, Australia *
– Auckland, New Zealand
– Johannesburg, South Africa
– Mumbai, India
China
– Hebei, China *
– Xiamen, China *
*Manufacturing locations

4 Products – Specialized Material Handling Attachments Paper Roll Clamps Sliding Arm Clamps Multiple Load Handlers

Products –
Specialized Material Handling Attachments
Primary Channel of Distribution: Original Equipment Dealers
(OED)
Average Price Point: $8,000 - $12,000
Customer Concentration: Low – thousands with dealers and
customers purchasing low numbers of units each
End Markets: Paper, Grocery, Consumer Dry Goods, Appliances,
Consumer Electronics, General Distribution and Warehousing
Degree of Customer Modification: High – Ranges from 40 to 60%
General Financial Characteristics: Higher Gross Margin; Higher
SG&A to Support

6 Products – OEM (Original Equipment Manufacturer) Forks Sideshifters

Primary Channel of Distribution: 75% to OEM’s for “first fit” application and ‘after market’ sales; 25% sold through OED’s for dealer installation
Average Price Point: $200 - $600
Customer Concentration: High – High percentage of sales go to a few dozen OEM’s
End Markets: Lift truck and light duty construction vehicle manufacturers
Degree of Customer Modification: Low - Large number of product variations offered as standard, but low degree of specific modification
General Financial Characteristics: Lower Gross Margin. Lower SG & A
support required
Products –
Original Equipment

World Lift Truck Shipments & Cascade Revenue
513,000
391,000
602,000
675,000
673,000
487,000
535,000
395,000
420,000
$314,353
$400,000
$478,850
$558,073
$534,172
$385,719
$258,329
$297,756
$450,503
2003 2004 2005 2006 2007 2008 2009 2010 2011*
World Lift Truck Shipments (units) Revenue ($thousands)
*Annualized based on nine months ended October 31, 2010.

9 Lift Truck Products Market Share - World Cascade 50% Other 18% Vetter (Germany) 4% MSI (UK) 4% Bolzoni / Auramo / Meyer (Italy) 16% Kaup (Germany) 8%

10 Lift Truck Market China - 25% Asia Pacific - 36% North America - 19% Europe - 21%

11 Attachment/Fork Market China - 18% Asia Pacific - 12% North America - 30% Europe - 40%

12 Revenue and Operating Income 50% 21% 14% 15% 55% 0% 14% 36% 0% 25% 50% 75% 100% North America Europe Asia Pacific China Revenue Operating Income

Cascade Operating Income (Loss)
2003 2004 2005 2006
2007 2008 2009 2011*
$35.3
$11.5
$95.6
$68.4
$63.9
$47.8
$32.0
$32.8
$(31.5)
$(40.0)
$(20.0)
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
*Nine months ended October 31, 2010.
2010

Quarterly Results*
Q1                Q2             Q3             Q4 Q1             Q2             Q3               Q4 Q1              Q2              Q3
2009                    2010            2011
*Excluding impairment charge and restructuring costs.
$139.0
$98.0
$107.0
($4.2)
$1.0
$0.6 $0.6
$94.0
$81.0
$81.0
$77.0
$76.0
$95.0
$150.0 $150.0
$9.5
$10.4
$15.4
$6.3
$17.8
$18.5
$17.7
-$20.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
Net sales Operating income (loss)

Cascade Net Income (Loss) & Free Cash Flow
(Free Cash Flow = Cash from Operations – Maintenance CAPEX)
2009 net income excludes asset impairment charge ($31,576)
2010 net income excludes European restructuring charge ($29,519)
*2011 – Nine months ended October 31, 2011
$32,843
$39,031
$18,506
$17,707
$28,490
$42,051
$45,481
$60,147
($9,130)
$17,682
$39,845
$14,838
$13,276
$24,227
$30,518
$24,377
$39,479
$8,280
2003 2004 2005 2006 2007 2008 2009 2010 2011*
Net Income (Loss) ($000) Free Cash Flow ($000)

Europe Revenue and Operating Income (Loss) by Quarter*
Q1            Q2           Q3             Q4        Q1             Q2             Q3            Q4             Q1            Q2           Q3
2009                         2010                       2011
*Net of restructuring costs.
29,538
17,218
17,013
-5,611
-174
-2,017
-5,611
-3,051
-4,684
-4,590
-1,826
-1,015
-586
16,477
14,434
12,810
14,907
16,060
21,488
30,985
32,115
1,212
-10,000
-5,000
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
Revenue Operating income (loss), net

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10

17 Global Lift Truck Order Trends Data for Europe, Asia Pacific and China shown through November 2010. Data for North America shown through December 2010. North America Europe Asia China